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                                   EXHIBIT 23
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                       CONSENT OF McGLADREY & PULLEN, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79131) and in the related prospectus, of our report, dated January 31, 2002, relating to the consolidated financial statements of Vista Bancorp, Inc. and Subsidiary, included in the Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ McGladrey & Pullen, LLP
Blue Bell, Pennsylvania
March 22, 2002

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